FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET
FIXED ASSETS, NET

6.                                      FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31,
	2011	2012
Media display equipment	$21,481,364	$22,038,529
Computers and office equipment	3,162,839	3,705,490
Motor vehicles	587,191	611,559
Leasehold improvements	1,874,572	2,141,980
Sub-total	27,105,966	28,497,558
Less: accumulated depreciation and amortization	(13,468,214)	(17,715,392)
	$13,637,752	$10,782,166

Depreciation and amortization expense was $4,345,512, $4,777,754 and $4,620,658 for the years ended December 31, 2010, 2011 and 2012, respectively.

Included in media display equipment are assembly in progress of $2,243,574 and $1,069,112 as of December 31, 2011 and 2012, respectively.  These assets are expected to be placed in service in the following year.